Grand Court Lifestyles, Inc.
                           Case Number: O0-32578(NLW)
                        Reporting Period: November 2000

                            MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------------------------------
                                                                     Form        Document    Explanation
REQUIRED DOCUMENTS                                                    No         Attached     Attached
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1             X
--------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)       X
--------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                         X
--------------------------------------------------------------------------------------------------------
  Cash disbursement journals (attached to bank reconciliations)                     X
--------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2             X
--------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3             X
--------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
--------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                        X
--------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                               X
--------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
--------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                  X
--------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5            N/A
--------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5             X
--------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.

/s/ Catherine V. Merlino    CFO                            12/14/00
------------------------------------------                 --------
Signature of Debtor                                          Date

/s/ Catherine V. Merlino    CFO                            12/14/00
------------------------------------------                 --------
Signature of Authorized Individual                           Date

/s/ Catherine V. Merlino    CFO                            12/14/00
------------------------------------------                 --------
Printed Name of Authorized Individual                        Date

Case Number 00-32578(NLW)

                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule at Cash Receipts and Disbursements
                       November 1, 2000 - November 30, 2000

                                              --------------------------------------------------------------------------------------
                                                                             Bank Accounts
                                              ------------------------------------------------------------------------     Current
                                                  (1)       Payroll     Payroll    Multi-family  Real Estate   Rental      Period
                                               Operating      Boca      Fort Lee   Sales-Escrow      Tax       Agency      Actual
                                              --------------------------------------------------------------------------------------
Cash 11/1/00                                   1,648,067       4,373      34,263     937,868       93,552       27,763    2,745,886
                                              ======================================================================================

Cash Receipts

Transfer to/from DIP accounts                                                                                                     0
Transfers (from DIP accounts)                    472,000     130,000     211,000                                            813,000
Management fees                                  148,153                                                                    148,153
Bookkeeping fees                                  47,500                                                                     47,500
General Partner fees                             114,000                                                                    114,000
Sterling National Bank                  (2)                                                                                       0
Vendor refunds & expense reimbursements           11,385                                                                     11,385
Notes loans & other receivables                   92,422                                                                     92,422
Interest income                                                                                                                   0
Construction funding reimbursements                                                                                               0
Return of earnest money                                                                                                           0
Lucinai Contribution                                                                                                              0
Multi-family Sales                                                                 2,361,000                              2,361,000
Interest income-Bankruptcy                         2,355                               5,497          177           53        8,082
                                              --------------------------------------------------------------------------------------

Total Receipts                                   887,815     130,000     211,000   2,366,497          177           53    3,595,542

Cash Disbursements

Net Payroll and related taxes and expenses                  (132,355)   (219,062)                                          (351,417)
Insurance                                        (55,916)                                                                   (55,916)
Administrative                                  (150,651)                 (1,240)                                          (151,891)
Taxes                                            (44,428)                                                                   (44,428)
Other (see attached schedule)                   (127,895)                                                                  (127,895)
Transfers (to DIP accounts)                     (813,000)                                                                  (813,000)
Restructuring Costs                             (134,692)                                                                  (134,692)
US Trustee Quarterly Fees                                                                                                         0
                                              --------------------------------------------------------------------------------------

Total Cash Disbursements                      (1,326,582)   (132,355)   (220,302)          0            0            0   (1,679,239)
                                              --------------------------------------------------------------------------------------

Net Cash Flow                                   (438,767)     (2,355)     (9,302)  2,366,497          177           53    1,916,303
                                              --------------------------------------------------------------------------------------

Cash November 30, 2000                         1,209,300       2,018      24,961   3,304,365       93,729       27,816    4,662,189
                                              ======================================================================================

                                               ---------------

                                                  Cumulative
                                                filing to date
                                                    Actual
                                               ---------------
Cash 11/1/00                                      2,998,777
                                               ===============

Cash Receipts

Transfer to/from DIP accounts                             0
Transfers (from DIP accounts)                     7,558,174
Management fees                                     664,318
Bookkeeping tees                                    453,750
General Partner fees                              1,075,048
Sterling National Bank                  (2)          (5,981)
Vendor refunds & expense reimbursements             312,158
Notes loans & Other receivables                   2,086,304
Interest income                                     394,270
Construction funding reimbursements                  73,376
Return of earnest money                              23,739
Lucinai Contribution                                261,557
Multi-family Sales                                3,260,405
Interest income-Bankruptcy                           45,700
                                               ------------

Total Receipts                                   16,202,818

Cash Disbursements

Net Payroll and related taxes and expenses       (3,290,537)
Insurance                                          (487,931)
Administrative                                   (1,291,153)
Taxes                                              (171,721)
Other (see attached schedule)                    (1,136,361)
Transfers (to DIP accounts)                      (7,558,174)
Restructuring Costs                                (584,778)
US Trustee Quarterly Fees                           (18,750)
                                               ------------

Total Cash Disbursements                        (14,539,405)
                                               ------------

Net Cash Flow                                     1,663,413
                                               ------------

Cash October 31, 2000                             4,662,190
                                               ============

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                         1,679,239
Less Transfers to Debtor in Possession accounts              (813,000)
Plus Estate Disbursements made by outside sources                   0
                                                             ---------
                                                               866,239
                                                             =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed.
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
November 1, 2000 - November 30, 2000

Disbursements-Other

Property Funding-operations                                 92,510.00 (1)
Property Funding-Insurance                                  35,385.00 (2)

                                                           ----------

                                                           127,895.00
                                                           ==========

(1) Amount represents total advanced by debtor to three senior living properties for payment of utilities, payroll and general operations.

(2) Amount represents total advanced to three senior living properties to pay insurance premiums.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
NOVEMBER 30, 2000

Beginning Balance @11/01/00                                           99,881.79

Add:  Cash Receipts                                                  813,000.00
Less: Cash Disbursements                                            (892,428.66)
                                                                  -------------

Book Balance @11/30/00                                                20,453.13

Less: Deposits and transit
Add:  Outstanding Checks                                              44,185.75
                                                                  -------------

Bank Balance @11/30/00                                                64,638.88
                                                                  =============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
November 30, 2000

 Deposit                                                          Deposit
   Date                  Description                              Amount
--------------------------------------------------------------------------------

 11/1/00       Transfer from Chase money market acct.            25,000.00
 11/6/00       Transfer from Chase money market acct.           190,000.00
 11/7/00       Transfer from Chase money market acct.           215,000.00
11/13/00       Transfer from Chase money market acct.            70,000.00
11/17/00       Transfer from Chase rental agency acct.           50,000.00
11/20/00       Transfer from Chase money market acct.           180,000.00
11/28/00       Transfer from Chase money market acct.            63,000.00
11/29/00       Transfer from Chase money market acct.            20,000.00
                                                              ------------

                                                                813,000.00
                                                              ============

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
NOVEMBER 30, 2000

Beginning Balance @11/01/00                                        1,548,185.69

Add:  Cash Receipts                                                  453,657.49
Less: Cash Disbursements                                            (813,000.00)
                                                                  -------------

Book Balance @11/30/00                                             1,188,843.18

Less: Deposits in Transit-
Add:  Outstanding Checks-
                                                                  -------------

Bank Balance @11/30/00                                             1,188,843.18
                                                                  =============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
NOVEMBER 30, 2000

                                                                    Bank
                                            GCL                   Statement
                                       ------------------------------------
Cornerstone                   11/2       27,312.65     11/3       27,312.65
Postdate                      11/2          200.00     11/3          200.00
Rent-sublease                 11/3        7,345.00     11/6        7,345.00
Albuquerque                   11/6        3,542.64     11/7        3,542.64
Filing fee refunds            11/13          40.00     11/14          40.00
Postdates                     11/14       1,942.50     11/15       1,942.50
Cashflow                      11/14      28,181.34     11/15      28,181.34
GP Fees                       11/16      25,750.00     11/17      25,750.00
GP Fees                       11/16      26,500.00     11/17      26,500.00
GP Fees                       11/16       3,000.00     11/17       3,000.00
Bookkeeping Fees              11/14      47,500.00     11/16      47,500.00
Supervisory Fees              11/14      58,750.00     11/16      58,750.00
Management fees               11/14      59,440.58     11/16      59,440.58
Management fees               11/14      88,711.53     11/16      88,711.53
Cash Surplus                  11/20       2,262.48     11/21       2,262.48
Caton                         11/22       3,185.92     11/24       3,185.92
Batchelor Receivables         11/28      56,292.70     11/29      56,292.70
Reimburse Fed-Ex              11/28      11,344.81     11/29      11,344.81
Interest Income               11/30       2,355.34     11/30       2,355.34

                                        ----------               ----------
                                        453,657.49               453,657.49
                                        ==========               ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
NOVEMBER 30, 2000

               Vendor                                                   Check
 Check No       Name                      Reference                      Date         Amount
----------------------------------------------------------------------------------------------
Debit        Grand Court   Transfer to Chase Business Checking Acct.   11/1/00       25,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   11/6/00      190,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   11/7/00      215,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   11/13/00      70,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   11/17/00      50,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   11/20/00     180,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   11/28/00      63,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   11/29/00      20,000.00

                                                                                  ------------

                                                                                    813,000.00
                                                                                  ============

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\100GCLPR.WK4
Bank Atlantic-Boca Payroll

                                                                2000
                                                              November

BOOK BAL BEGINNING                                             4,374.48

CR - PER G/L
                                           WT fm Chase        65,000.00
                                           WT fm Chase        65,000.00

CD-PAYROLL-per ADP sheets                     11/10/00       (64,987.97)
                                              11/24/00       (63,268.02)

401-k transfer                                11/10/00        (1,650.02)
401-k transfer                                11/24/00        (1,555.79)
401-k transfer

Garnishments                                  11/10/00          (300.00)
Garnishments                                  11/24/00          (300.00)
Garnishments
Manual check-included in prior month CD   ck#1030                206.54
Manual check-included in prior month CD
Manual check-not included in ADP          ck#1033               (498.33)
Manual check-not included in ADP
CD/S/C                                                            (2.45)

BOOK BAL ENDING                                                2,018.44
                                                             ==========
DIT:

0/S:

                                              401K transfer    1,555.79
                                              ck#2820          1,470.12
                                              ck#2825            280.39

                                                               3,306.30

BANK BALANCE                                                   5,324.74
                                                             ==========

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\100GCLPR.WK4

                                                                   Nov
                                                                   2000

BOOK BAL BEGINNING                                              30,850.81

CR - PER G/L                                 WT fm Chase        85,000.00
                                             WT fm Chase        83,000.00
                                             WT fm Chase        43,000.00
                                             FM other p/r acct   3,412.03

CD-PAYROLL-per ADP sheets                         11/9/00      (78,486.99)
                                                  11/24/00     (33,331.71)

Health insurance                               ck#1240          (3,065.57)

Payroll taxes                                     11/9/00      (32.425.09)
Payroll taxes                                     11/9/00      (26,834.59)
Payroll taxes                                     11/24/00     (18,905.13)
Payroll taxes                                     11/24/00     (26,078.42)
Payroll taxes                                  11/8/00-NJSUI       116.12
Payroll taxes
Garnishments                                   ck#1236          (1,311.50)
Garnishments                                   ck#1239          (1,311.50)
Garnishments
Other CD
Manual check-included in prior month CD
Manual check-included in prior month CD        ck#1228          22,761.94
Manual check-not included in ADP               ck#1242,43,44   (20,084.20)
Voided cks per ADP included in prior month
Voided cks per ADP included in prior month
Voided checks not yet in ADP
Voided checks not yet in ADP
Voided checks not yet in ADP
Voided checks not yet in ADP
safety deposit box
Other-ADP charges                              11/10-JDZ supplies  (50.88)
Other-ADP charges                              11/3-JDZ           (131.97)
Other-ADP charges                                  11/10-JUK       (52.90)
Other-ADP charges                                  11/10-JDZ       (98.80)
Other-ADP charges                               3rd qtr p/r-JUK   (446.00)
Other-ADP charges                               3rd qtr p/r-JDZ   (361.50)
                                                   11/24-JUK       (71.84)
CD-S/C                                                            (130.00)

BOOK BAL ENDING                                                 24,962.31

DIT:

O/S:                                               11/24-JUK        71.84
                                               ck#3077           1,947.54
                                               ck#1242           3,347.44
                                               ck#1243           6,694.71
                                               ck#1224          10,042.05

Total Outstanding Checks                                        22,103.58

BANK BALANCE                                                    47,065.89

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\100GCLPR.WK4
Grand Court Ft Lee Payroll Corp                                   2000
                                                                  Nov

BOOK BAL BEGINNING                                              3,412.03

Other
Transfer to Grand Court Payroll                                (3,412.03)

BOOK BAL ENDING                                                     0.00
                                                               =========

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
NOVEMBER 30, 2000

Beginning Balance @ 11/01/00                                          937,867.88

Add:  Cash Receipts-Interest Income                                 2,366,496.00
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @ 11/30/00                                             3,304,364.65

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                      ----------

Bank Balance @ 11/30/00                                             3,304,364.65
                                                                    ============

GRAND COURT LIFESTYLES, INC.
MULTI-FAMILY MONEY MARKET
CASH RECEIPTS
November 30, 2000

    Deposit                                                           Deposit
     Date                             Description                     Amount
--------------------------------------------------------------------------------

   11/03/00             Habitat                                     2,361,000.00
   11/30/00             Interest Income                                 5,496.77
                                                                  --------------

                                                                    2,366,496.77
                                                                  ==============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
November 30, 2000

Beginning Balance @11/01/00                                            93,553.31

Add: Cash Receipts-Interest Income                                        177.02
Less: Cash Disbursements                                                    0.00
                                                                     -----------

Book Balance @11/30/00                                                 93,730.33

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                     -----------

Bank Balance @11/30/00                                                 93,730.33
                                                                     ===========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
November 30, 2000

Beginning Balance @11/01/00                                            27,763.09

Add: Cash Receipts                                                         52.53
Less: Cash Disbursements                                                    0.00
                                                                     -----------

Book Balance @11/30/00                                                 27,815.62

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                     -----------

Bank Balance @11/30/00                                                 27,815.62
                                                                     ===========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                      November 1, 2000 - November 30, 2000

                                                              Cumulative Filing
                                                   11/30/00       to Date
                                                 ------------------------------
Revenues:

Management Fee Income                                  250,402        1,824,276
General Partner Fees                                    23,250          223,645
Interest Income                                        856,714        7,972,913
Deferred Profit Earned                                  45,069          425,855

                                                 ------------------------------

Total Revenues                                       1,175,435       10,446,889

Administrative Expenses:

Travel                                                     419           35,783
Telephone                                               20,809          150,406
Federal Express                                          3,264           22,696
Postage                                                  1,071           28,031
Office Supplies & Expense                               21,088           89,803
Outside Storage                                          1,722           13,924
Miscellaneous                                                0           33,521
ADP                                                      1,214            5,451
Legal & Accounting                                           0           13,522
Licenses & Filing Fees                                   5,468           24,170
Recruitment                                                  0            8,792
Printing                                                   419            8,231
Caton Expenses                                          11,325          103,256
Rent                                                    56,303          483,929
Computer Equipment Maintenance                          13,457          110,020
Insurance                                               48,443          356,071
Equipment Leases                                         9,290           61,761
Office Salaries and expenses                           350,196        3,173,454
Director's Fees                                          3,500            9,500
Interest                                                   688           24,504
Corporate Taxes                                         46,928           99,828
Amortization                                            19,672          167,869
                                                 ------------------------------

Total Administrative Expenses                          615,276        5,024,522
                                                 ------------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)                 217,088       24,029,107
                                                 ------------------------------

Total Expenses                                         832,384       29,053,629
                                                 ------------------------------

Net Loss Before Reorganization Expenses                343,071      (18,606,940)
                                                 ------------------------------

Restructuring Expenses:
Administrative fees                                    (23,937)        (121,746)
Professional fees                                     (174,479)      (1,191,965)
US Trustee Quarterly Fees                                    0          (18,750)
Interest Earned on Accumulated Cash
  from Chapter 11                                        8,082           45,702
                                                 ------------------------------

Total Reorganization Expenses                         (190,334)      (1,286,759)
                                                 ------------------------------

Net Income(Loss)                                       152,737      (19,893,699)
                                                 ==============================

(1) Net loss due to loss of properties for the month of November represents:

Write off of a multi-family receivable relating to a property that will be lost
due to foreclosure                                                                    286,950

As offset by

Receipt of accrued and unpaid interest relating to a receivable whose underlying
property was sold.                                                                    (69,862)
                                                                                   ----------

                                                                                      217,088
                                                                                   ----------

There are two additional multi-family properties that may be lost through foreclosure in the near future. The partnerships which own these properties are in the process of attempting to sell these properties but are unable to determine whether such sales will occur or at what price.

There are eleven senior living properties that are currently in default of their mortgages.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                November 30, 2000

                                                   Book Value        Book Value
                                                    at end of        on Petition
                                                      Month             Date
                                                 ------------------------------
Assets:

Cash                                                 4,662,189        2,998,777
Notes & Receivables                                198,332,475      227,986,234
Investments                                         15,611,093       16,099,729
Construction in Progress                               715,940          739,486
Furniture & Equipment-net                              580,353        4,658,158
Other Assets                                        18,212,102       18,526,143
                                                 ------------------------------

Total Assets                                       238,114,151      271,008,527
                                                 ==============================

Liabilities Not Subject to Compromise:

Accounts Payable                                       417,464          549,781
Professional Fees                                      719,613               --
                                                 ------------------------------

Total Post-Petition Liabilities                      1,137,077          549,781
                                                 ------------------------------

Deferred Income                                     57,055,415       67,403,696
Deferred Rent Obligations                                   --        2,741,705

Liabilities Subject to Compromise:

Secured Debt                                       106,053,081      106,385,512
Priority Debt                                          224,084          486,635
Unsecured Debt                                      83,996,650       84,197,250
                                                 ------------------------------

Total Pre-Petition Liabilities                     190,273,815      191,069,397
                                                 ------------------------------

Stockholders' Equity:

Common Stock                                           178,000          178,000
Treasury Stock                                      (1,579,817)      (1,579,817)
Paid-in-Capital                                     75,350,594       75,053,000
Accumulated Deficit                                (57,190,813)     (57,190,813)
Net (loss) for period                              (27,110,121)      (7,216,422)
                                                 ------------------------------

Total Stockholders' Equity                         (10,352,156)       9,243,948
                                                 ------------------------------

Total Liabilities & Stockholders' Equity           238,114,151      271,008,527
                                                 ==============================

                           Case Number: 00-32578(NLW)
                       Reporting Period: Month of November
                          Status of Postpetition Taxes
                                 Fort Lee office

                                 Beginning         Amount                                                                 Ending
                                    Tax           Withheld         Amount             Date             Check No            Tax
                                 Liability       or Accrued         Paid              Paid              or EFT          LIability
                                 ------------------------------------------------------------------------------------------------
Federal

Withholding                        2,469           26,702          28,487           11/9,11/24        see attached          684
FICA-Employee                        540            3,497           3,709           11/9,11/24        see attached          329
FICA-Employer                        540            3,497           3,709           11/9,11/24        see attached          329
Unemployment                           0                                                                                      0
Income                                 0                                                                                      0
Other:                                 0                                                                                      0
                                 ----------------------------------------------------------------------------------------------
 Total Federal Taxes               3,550           33,696           35,905                   0                   0        1,341
                                 ----------------------------------------------------------------------------------------------

State & Local

Withholding                        4,196           11,229           15,425          11/9,11/24        see attached            0
Sales
Excise
Unemployment                           0                0                0                                                    0
Real Property
Personal Property
Other
                                 ----------------------------------------------------------------------------------------------
 Total State & Local               4,196           11,229           15,425                   0                   0            0
                                 ----------------------------------------------------------------------------------------------

Total Taxes                        7,746           44,925           51,330                   0                   0        1,341
                                 ==============================================================================================

                           Case Number: 00-32578(NLW)
                       Reporting Period: Month of November
                          Status of Postpetition Taxes
                                   Boca Office

                                       Beginning         Amount                                                           Ending
                                          Tax           Withheld       Amount       Date             Check No               Tax
                                       Liability       or Accrued       Paid        Paid              or EFT             Liability
                                       -------------------------------------------------------------------------------------------
Federal

Withholding                              (1,145)         35,215        35,215     11/9,11/24        see attached          (1,145)
FICA-Employee                                 0           8,763         8,763     11/9,11/24        see attached               0
FICA-Employer                              (296)          8,763         8,763     11/9,11/24        see attached            (296)
Unemployment                                                 52            52     11/9,11/24        see attached               0
Income                                        0                                                                                0
Other                                         0                                                                                0
                                       -----------------------------------------------------------------------------------------
 Total Federal Taxes                     (1,441)         52,794        52,794              0                   0          (1,441)
                                       -----------------------------------------------------------------------------------------
State & Local

Withholding
Sales
Excise
Unemployment                                                119           119     11/9,11/24        see attached
Real Property
Personal Property
Other
                                       -----------------------------------------------------------------------------------------
 Total State & Local                          0             119           119              0                   0               0
                                       -----------------------------------------------------------------------------------------

Total Taxes                              (1,441)         52,913        52,913              0                   0          (1,441)
                                       =========================================================================================

Case Number: 00-32578(NLW)                                            Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                         Reporting period: November 2000

                                                                                        Number of Days Past Due
                                           Current          0-30           31-60          61-90        Over 90         Total
                                          -----------------------------------------------------------------------------------
Accounts Payable                                           70,166         12,059          1,406         24,576        108,207
Accrued expenses                            23,867                                                      19,805         43,672
Taxes Payable                               24,014                                                       1,341         25,355
Other                                      198,808                         3,920          8,872         28,630        240,230
                                          -----------------------------------------------------------------------------------

Total Post Petition Debts                  246,689         70,166         15,979         10,278         74,352        417,464
                                          ===================================================================================

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - FT. LEE
AS OF 11/30/00

ACCOUNTS PAYABLE SUB-LEDGER                                        50,392.03

Add:                                                                    0.00
Less:                                                                (195.19)
                                                                  ----------
Accounts Payable Balance per G/L @11/30/00                         50,196.84
                                                                  ==========

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - BOCA
AS OF 11/30/00

ACCOUNTS PAYABLE SUB-LEDGER                                        58,010.22

Add:                                                                    0.00
Less:                                                                   0.00
                                                                  ----------
Accounts Payable Balance Per G/L @11/30/00                         58,010.22
                                                                  ==========

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                        Reporting Period - November 2000

Debtor Questionaire

                                                                                                          Yes          No
-----------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business
    this reporting period? If yes, provide an explanation below.                                           X
-----------------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession
    account this reporting period? If yes, provide an explanation below                                                X
-----------------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed? If no, provide an explanation
    below.                                                                                                 X
-----------------------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect? If no, provide an explanation below.                                              X
-----------------------------------------------------------------------------------------------------------------------------

Explanation to question 1:

A receivable was paid off due to the sale of the related multi-family property.

Write off of a multi-family receivable relating to a property that will be lost due to foreclosure.